SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          May 22, 2012
                         Date of Report
                (Date of Earliest Event Reported)

                 FIRST RATE STAFFING CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                MOOSEWOOD ACQUISITION CORPORATION
                  (Former Name of Registrant)

   Delaware                   000-54427               45-1875249
(State or other         (Commission File Number)   (IRS Identification
jurisdiction
of incorporation)
                                        No.)

              2775 West Thomas Road
                    Suite 107
             Phoenix, Arizona 85018
    (Address of Principal Executive Offices)

               215 Apolena Avenue
         Newport Beach, California 92662
 (Former Address of Principal Executive Offices)

                  602-442-5277
         (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     Moosewood Acquisition Corporation (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock May 23, 2012, pursuant to
Section 4(2) of the Securities Act of 1933 at par for an aggregate of $100 representing 67% of the total outstanding 1,500,000 shares of common stock:

ITEM 5.01    Changes in Control of Registrant

   On May 22, 2012, the following events occurred which resulted in a change of control of the Registrant:

   1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

   2.   The then current officers and directors resigned.

   3.   New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on June 2, 2011 as supplemented by the Quarterly Reports on Form 10-Q filed August 22, 2011, November 14, 2011, and May 15, 2012 and the Form 10-K filed March 28, 2012 and as supplemented by the information contained in this report.

   The Registrant anticipates that it will acquire the assets of First
Rate Staffing Services Inc., which is a light industrial staffing company providing human resources, risk management and temporary labor. First
Rate Staffing intends to handle a client's labor requirements on a job or skill set basis. First Rate Staffing's market will be primarily consumer goods/services such as food products and distribution, wire and frame assembly, retail and wholesale packaging and drug packaging. These companies primarily depend on temporary labor to meet the increase/decrease in demand. The Registrant anticipates that First Rate Staffing will develop its business plan and obtain corporate growth primarily through acquisitions of operating companies. The Registrant has not entered into any final agreement with this potential target company.

ITEM 5.02    Departure of Directors or Principal Officers; Election of
             Directors

   On May 22, 2012, James M. Cassidy resigned as the Registrant's president, secretary and director.

   On May 22, 2012, James McKillop resigned as the Registrant's vice president and director.

   On May 22, 2012, Cliff Blake was elected as the sole director of the Registrant.

   On May 22, 2012, Cliff Blake was appointed President, Secretary and
Treasurer.

   Cliff Blake serves as the sole officer and director of the Registrant. From 2007 to 2009 Mr. Blake served as the chief executive officer of Easy Staffing Services Company (ESSC). ESSC was sold in March, 2009. In 2009 Mr. Blake was a founding principal of First Rate Staffing Inc. and has served as its chief executive officer since its founding. Mr. Blake received his Masters in Business Administration from Florida State University.

ITEM 5.03    Amendments to Articles of Incorporation

   On May 22, 2012, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to First Rate Staffing Corporation and filed such change with the State of Delaware.



                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                       FIRST RATE STAFFING CORPORATION



Date: May 23, 2012         /s/ Cliff Blake
                           President